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                                                                      EXHIBIT 21

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                       LIST OF SUBSIDIARIES OF THE COMPANY

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                                                                                PLACE OF INCORPORATION OF
LEGAL NAME OF SUBSIDIARY                                                               ORGANIZATION
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
Anita Associates                                                      California Limited Partnership
Annapolis Land LLC                                                    Delaware Limited Liability Company
Annapolis Mall Limited Partnership                                    Maryland Limited Partnership
Annapolis Mall LLC                                                    Delaware Limited Liability Company
Annapolis Manager LLC                                                 Delaware Limited Liability Company
Annapolis Shoppingtown LLC                                            Delaware Limited Liability Company
Capital Mall Company                                                  Washington Limited Partnership
Capital Mall Land LLC                                                 Delaware Limited Liability Company
Capital Shopping Center LLC                                           Delaware Limited Liability Company
Capital Shopping Center, Inc.                                         Delaware Corporation
CMF, Inc.                                                             Delaware Corporation
Connecticut Post Mall LLC                                             Delaware Limited Liability Company
Connecticut Post Mall No. 2 LLC                                       Delaware Limited Liability Company
Crestwood Plaza, Inc.                                                 Delaware Corporation
Downtown Plaza LLC                                                    Delaware Limited Liability Company
E.W.H. Escondido Associates LP                                        Delaware Limited Partnership
Eagle Rock Manager LLC                                                Delaware Limited Liability Company
Eagle Rock Plaza LLC                                                  Delaware Limited Liability Company
Eagle Rock Properties, Inc.                                           Delaware Corporation
Eastland Manager LLC                                                  Delaware Limited Liability Company
Eastland Shopping Center LLC                                          Delaware Limited Liability Company
Enfield Land LLC                                                      Delaware Limited Liability Company
Enfield Square LLC                                                    Delaware Limited Liability Company
Enfield Square, Inc.                                                  Delaware Corporation
FH Financing LLC                                                      Delaware Limited Liability Company
Fox Hills Mall LP                                                     Delaware Limited Partnership
Fox Hills Mall, Inc.                                                  Delaware Corporation
Hahn UPI                                                              California Limited Partnership
Horton Land LLC                                                       Delaware Limited Liability Company
Horton Plaza LP                                                       Delaware Limited Partnership
Horton Plaza, Inc.                                                    Delaware Corporation
Independence Mall Associates Limited Partnership                      North Carolina Limited Partnership
MBM Associates - New                                                  California Limited Partnership
Merchant Wired LLC                                                    Delaware Limited Liability Company
Meriden Square Partnership                                            Connecticut General Partnership
Meriden Square #1 LLC                                                 Delaware Limited Liability Company
Meriden Square #2 LLC                                                 Delaware Limited Liability Company
Meriden Square # 3 LLC                                                Delaware Limited Liability Company
Mid Rivers Land LLC                                                   Delaware Limited Liability Company
Mid Rivers Limited Partnership                                        Missouri Limited Partnership
Mid Rivers Mall LLC                                                   Delaware Limited Liability Company
Mid Rivers Office Development I, Inc.                                 Delaware Corporation
Mid Rivers, Inc.                                                      Delaware Corporation
Mission Valley Center LLC                                             Delaware Limited Liability Company
Mission Valley Finance Corporation                                    Delaware Corporation
Mission Valley Manager LLC                                            Delaware Limited Liability Company
Mission Valley Partnership                                            California Limited Partnership
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

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                 LIST OF SUBSIDIARIES OF THE COMPANY (CONTINUED)

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                                                                                PLACE OF INCORPORATION OF
LEGAL NAME OF SUBSIDIARY                                                               ORGANIZATION
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
North County Fair LP                                                  Delaware Limited Partnership
Northwest Plaza LLC                                                   Delaware Limited Liability Company
Northwest Plaza, Inc.                                                 Delaware Corporation
Oakridge Mall LP                                                      Delaware Limited Partnership
Oakridge Mall, Inc.                                                   Delaware Corporation
Owensmouth Office Associates, Ltd.                                    California Limited Partnership
Parkway Plaza LP                                                      Delaware Limited Partnership
Parkway Plaza, Inc.                                                   Delaware Corporation
PCRGP LP                                                              Delaware Limited Partnership
Plaza Bonita LP                                                       Delaware Limited Partnership
Plaza Bonita, Inc.                                                    Delaware Corporation
Plaza Camino Real                                                     California Limited Partnership
Plaza Camino Real LLC                                                 Delaware Limited Liability Company
Plaza West Covina LP                                                  Delaware Limited Partnership
Plaza West Covina, Inc.                                               Delaware Corporation
Promenade LP                                                          Delaware Limited Partnership
Residential Rentals and Investments, Inc.                             Connecticut Corporation
Santa Anita Fashion Park LP                                           Delaware Limited Partnership
Solano Mall LP                                                        Delaware Limited Partnership
South County Center LLC                                               Delaware Limited Liability Company
South County Post Office LLC                                          Delaware Limited Liability Company
South County Properties, Inc.                                         Delaware Corporation
South Shore Mall LLC                                                  Delaware Limited Liability Company
South Shore Manager LLC                                               Delaware Limited Liability Company
SSM Land LLC                                                          Delaware Limited Liability Company
The Connecticut Post Limited Partnership                              Connecticut Limited Partnership
Topanga Center, Inc.                                                  Delaware Corporation
Topanga Plaza LP                                                      Delaware Limited Partnership
Trumbull Department Stores, Inc.                                      Delaware Corporation
Trumbull Mall LLC                                                     Delaware Limited Liability Company
Trumbull Shopping Center #1 LLC                                       Delaware Limited Liability Company
Trumbull Shopping Center #2 LLC                                       Delaware Limited Liability Company
University Towne Centre LLC                                           Delaware Limited Liability Company
UPI Associates                                                        California General Partnership
V F Mall LLC                                                          Delaware Limited Liability Company
Valley Fair UTC LLC                                                   Delaware Limited Liability Company
Vancouver Mall  II Limited Partnership                                Washington Limited Partnership
Vancouver Mall LLC                                                    Delaware Limited Liability Company
WAP HC, Inc.                                                          Delaware Corporation
WEA Crestwood Plaza LLC                                               Delaware Limited Liability Company
WEA CT Houses LLC                                                     Delaware Limited Liability Company
WEA Meriden Square LLC                                                Delaware Limited Liability Company
WEA Meriden Square No. 2 LLC                                          Delaware Limited Liability Company
WEA Meriden Square No. 3 LLC                                          Delaware Limited Liability Company
WEA Meriden Square, Inc.                                              Delaware Corporation
WEA NY Houses LLC                                                     Delaware Limited Liability Company
WEA Palm Desert LP                                                    Delaware Limited Partnership
WEA Valley Fair LP                                                    Delaware Limited Partnership
WEA Valley Fair UTC LP                                                Delaware Limited Partnership

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES


                                                                                PLACE OF INCORPORATION OF
LEGAL NAME OF SUBSIDIARY                                                               ORGANIZATION
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
West County Center LLC                                                Delaware Limited Liability Company
West Park Mall LLC                                                    Delaware Limited Liability Company
West Park Mall, Inc.                                                  Delaware Corporation
West Park Partners, LP                                                Missouri Limited Partnership
West Park Shopping Center, Inc.                                       Delaware Corporation
West Valley Development LLC                                           Delaware Limited Liability Company
West Valley LP                                                        Delaware Limited Partnership
West Valley Partnership                                               California Limited Partnership
Westfield America GP LLC                                              Delaware Limited Liability Company
Westfield America G.P., Inc.                                          Delaware Corporation
Westfield America Investor LP                                         Delaware Limited Partnership
Westfield America Limited Partnership                                 Delaware Limited Partnership
Westfield America M.S., Inc.                                          Delaware Corporation
Westfield America Meriden Square, Inc.                                Delaware Corporation
Westfield America of Annapolis, Inc.                                  Delaware Corporation
Westfield America of Bonita, Inc.                                     Delaware Corporation
Westfield America of Missouri, Inc.                                   Delaware Corporation
Westfield America of Vancouver, Inc.                                  Delaware Corporation
Westfield America of West Covina, Inc.                                Delaware Corporation
Westfield America, Inc.                                               Missouri Corporation
Westfield America-Wheaton, Inc.                                       Delaware Corporation
Westfield Garden State LLC                                            Delaware Limited Liability Company
Westfield Gift Card Management, Inc                                   Maryland Corporation
Westfield Independence LLC                                            Delaware Limited Liability Company
Westfield Independence Mall Limited Partnership                       Delaware Limited Partnership
Westfield Independence Mall Limited Partnership No. 2                 Delaware Limited Partnership
Westfield Management, Inc.                                            California Corporation
Westfield Merchant Wired, Inc.                                        Delaware Corporation
Westfield Mission Valley Corporation                                  Delaware Corporation
Westfield Paramus Holding LLC 1                                       Delaware Limited Liability Company
Westfield Paramus Holdings LLC 2                                      Delaware Limited Liability Company
Westfield Subsidiary REIT 1, Inc.                                     Maryland Corporation
Westfield Subsidiary REIT 2, Inc.                                     Maryland Corporation
Westland Garden State Plaza Limited Partnership                       Delaware Limited Partnership
Westland Milford Properties, Inc.                                     Delaware Corporation
Westland Partners, Inc.                                               Delaware Corporation
Westland Properties, Inc.                                             Delaware Corporation
Westland Shopping Center, LP                                          California Limited Partnership
Westland South Shore Mall LP                                          California Limited Partnership
Westland Town Center LLC                                              Delaware Limited Liability Company
Wheaton Plaza No. 1 LLC                                               Delaware Limited Liability Company
Wheaton Plaza Regional Shopping Center LLP                            Maryland Limited Liability Partnership
WPI Meriden Square, Inc.                                              Delaware Corporation

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